Exhibit 10.28.15

AMENDMENT No. 11 TO PURCHASE AGREEMENT COM0448-18

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

This Amendment No.11 (the “Amendment No.11”) dated as of March 27th, 2024 is between EMBRAER S.A., a corporation existing under the laws of Brazil, which address and principal place of business is at Avenida Brigadeiro Faria Lima, 2170, prédio F-100, Putim, in the city of São José dos Campos, State of São Paulo, Brazil (“Seller”); and Republic Airways Inc., formerly known as Republic Airline Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0448-18 dated December 15th, 2018, as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.11 and the Purchase Agreement, this Amendment No.11 shall control.

WHEREAS, Buyer and Seller have agreed [***].

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Seller and Buyer agree as follows:

1. PRICE.

As a result of [***] Article 3.1 of the Purchase Agreement is hereby deleted and replaced as follows:

“3.1 The Aircraft Basic Price, in United States dollars, for each Aircraft is as follows:

[***]

”

2. ATTACHMENT CHANGE

As a result of the changes referred to in Article 1 above, the Attachment A5 to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment A5 to this Amendment No. 11, which shall be deemed to be Attachment A5 for all purposes under the Purchase Agreement.

AMENDMENT No. 11 TO PURCHASE AGREEMENT COM0448-18

3. REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No.11shall remain in full force and effect without any change.

4. COUNTERPARTS

This Amendment No.11 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No.11 may be signed and exchange by email attaching a copy of the signed Amendment in portable document format with originals to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

Amendment No.11 to PA COM0448-18 COM0041-24	Page 2 of 3

AMENDMENT No. 11 TO PURCHASE AGREEMENT COM0448-18

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No.11 to be effective as of the date first written above.

EMBRAER S.A.		REPUBLIC AIRWAYS INC

By:	\s\ Marcelo Santiago	By:	/s/ Joseph P. Allman
Name: Marcelo Santiago		Name: Joseph P. Allman
Title: VP Contracts & Asset Mgmt		Title: SVP, Chief Financial Officer

By:	/s/ Marc Thomas Ahlgrimm
Name Marc Thomas Ahlgrimm
Title: Director, Contract Administration

Place: São Jose Campos – SP – Brazil		Place: Indianapolis, IN

Amendment No.11 to PA COM0448-18 COM0041-24	Page 3 of 3

ATTACHMENT “A5” E175LR AIRCRAFT CONFIGURATION (Aircraft [***])

1.	STANDARD AIRCRAFT

The EMBRAER 175 LR Aircraft (the “Aircraft”) shall be manufactured according to (i) the standard configuration specified in the Technical Description TD 175 – Rev 23, December 2017, which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT

[***]

3.	EXTERIOR FINISHING

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***]. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

[***]

4.	INTERIOR DETAILING

Buyer shall inform Embraer up to the customer check list definition (“CCL”), to be held no later than [***].

5.	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE)

The first Aircraft will have electrical galley inserts, such as ovens, coffee makers, hot jugs and water boilers as BFE for certification purpose. Buyer shall deliver such electrical inserts, [***].

The trolleys, standard units and the equipment classified as operational requirements shall be BIE items.

[***]

6.	EMBRAER RIGHT TO PERFORM FOR BUYER

If Buyer fails to choose or define the exterior, interior finishing, emergency equipment and/or galley inserts of any Aircraft or fails to promptly inform Embraer of its choice or definition within [***], Embraer shall have the right to tender the Aircraft for delivery, as the case may be, with a white overall fuselage colour, fitted with an interior finishing selected by Embraer, and/or with provisions/installation for emergency equipment and galley inserts from the choices available at Embraer, at its reasonable discretion.

Attachment “A5” to PA COM0448-18 COM0041-24 – Amendment No.11 to Purchase Agreement	Page 1 of 2

ATTACHMENT “A5” E175LR AIRCRAFT CONFIGURATION (Aircraft [***])

In any such cases, no compensation to Buyer or reduction shall [***]. Buyer agrees hereby that any action taken by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement. Further, Embraer shall be entitled to charge Buyer for reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

7.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft’s Contractual Delivery Date. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

8.	EXPORT CONTROL ITEMS

The Aircraft contains IRU (Inertial Reference Unit) manufactured by Honeywell International, which is subject to export control under United States of America law. The Aircraft contains an IESI (Integrated Electronic Standby Instrument System) model manufactured by Thales which is not subject to export control, however in the event this IESI model is replaced by any IESI with the QRS-11 gyroscopic microchip, such component is subject to export control under United States of America law.

Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A1” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A1” SHALL PREVAIL.

Attachment “A5” to PA COM0448-18 COM0041-24 – Amendment No.11 to Purchase Agreement	Page 2 of 2